Interest expense (Tables)	12 Months Ended
Dec. 31, 2022
Analysis of income and expense [abstract]
Summary of Interest Expense

$ million
	2022	2021	2020
Interest incurred and similar charges	1,971	2,086	2,174
Interest expense related to leases	1,724	1,987	2,185
Less: interest capitalised	(950)	(917)	(799)
Other net (gains)/losses on fair value and cash flow hedges of debt	(71)	1	32
Accretion expense	507	450	497
Total	3,181	3,607	4,089